UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21365

Seligman LaSalle Real Estate Fund Series, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 12/31/06

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman
LaSalle Monthly Dividend Real Estate Fund

Annual Report
December 31, 2006

J. & W. Seligman & Co.
Incorporated
Established 1864
100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1

Interview With Your Portfolio Managers	2

Performance Overview	4

Portfolio Overview	7

Understanding and Comparing Your Fund’s Expenses	9

Portfolio of Investments	10

Statement of Assets and Liabilities	12

Statement of Operations	13

Statements of Changes in Net Assets	14

Notes to Financial Statements	16

Financial Highlights	24

Report of Independent Registered Public Accounting Firm	30

Required Federal Income Tax Information	31

Matters Relating to the Directors’ Consideration of the Continuance of the Management and Subadvisory Agreements	32

Directors and Officers	36

Additional Fund Information	39

To The Shareholders

Your annual shareholder report for Seligman LaSalle Monthly Dividend Real Estate Fund follows this letter. The report contains an interview with your portfolio managers, investment results, a portfolio of investments, and the Fund’s financial statements.

For the year ended December 31, 2006, Seligman LaSalle Monthly Dividend Real Estate Fund delivered a total return of 30.9% based on the net asset value of Class A shares. The Fund’s peers, measured by the Lipper Real Estate Funds Average, returned 34.1%, and the Fund’s benchmark, the FTSE-NAREIT Equity REIT Index, returned 35.1% for the same period. The broad equity market, represented by the S&P 500 Index, returned 15.8%.

Thank you for your continued support of Seligman LaSalle Monthly Dividend Real Estate Fund. We look forward to providing you with the investment experience, insight, and solutions you need to help you seek your financial goals for many more years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 27, 2007

Manager
J. & W. Seligman & Co.
Incorporated
100 Park Avenue
New York, NY 10017

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Subadviser
LaSalle Investment
Management
(Securities), L.P.

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Mail Inquiries To:
P.O. Box 9759
Providence, RI 02940-9759

General Counsel
Sullivan & Cromwell LLP

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Important Telephone Numbers
(800) 221-2450	Shareholder Services
(800) 445-1777	Retirement Plan Services
(212) 682-7600	Outside the United States
(800) 622-4597	24-Hour Automated Telephone Access Service

Interview With Your Portfolio Managers
Stanley Kraska and Keith Pauley

Q:	How did Seligman LaSalle Monthly Dividend Real Estate Fund perform during the year ended December 31, 2006?

A:	Seligman LaSalle Monthly Dividend Real Estate Fund seeks to produce a high level of current income, with a secondary objective of capital appreciation by concentrating its investments in the real estate industry. The Fund delivered a total return of 30.9% based on the net asset value of Class A shares for the year ended December 31, 2006. During the same period, an indication of the overall REIT market, the FTSE- NAREIT Equity REIT Index, returned 35.1%, and the broader stock market, as measured by the S&P 500 Composite Stock Price Index, returned 15.8%. Real estate-oriented mutual funds with all types of investment objectives, as measured by the Lipper Real Estate Funds Average, posted a total return of 34.1% for the year.

Q:	What market conditions and events materially affected the Fund’s performance during this time period?

A:	2006 was an outstanding year for public real estate companies. We believe the strong performance of REITs reflected several positive factors.

Real estate fundamentals continued to improve. The expanding US economy and improving real estate market demand led to increasing income from real estate properties. These improving conditions allowed real estate companies in our coverage universe to increase their Funds From Operations Per Share by more than 10% in 2006.

Due to continued strong demand for real estate investments, the value of real estate properties continued to increase strongly. The increase in values led to strong increases in net asset values of the real estate companies in our coverage universe.

The supply/demand conditions for real estate securities were positive. Mergers and acquisitions activity in 2006 exceeded $40 billion in cash proceeds to investors in US REITs, more than three times the new capital raised by the sector during the year. Also, an increasing number of investment vehicles became available to enable investors from around the world to invest in global real estate securities. This increase was beneficial as these vehicles generally make approximately half of their investments in public real estate companies in the US.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:	In line with the Fund’s principal objective of seeking a high level of current income, the Fund invests primarily in securities issued by equity REITs that are expected to pay dividends at a rate which is higher than the average paid by the REITs in the Fund’s benchmark, the FTSE-NAREIT Equity REIT Index.

While the Fund’s investment results in 2006 achieved its income objectives, were very strong on an absolute total return basis, and compared favorably with returns of non-real estate investment indicators such as the S&P 500 Index or the NASDAQ Composite Index, the performance of higher-yielding real estate stocks (which the Fund targets) lagged the performance of securities of lower-yielding real estate companies. For example, the 50% of companies in the Fund’s benchmark with the highest dividend yields produced an average return of 24.7% during 2006.

Interview With Your Portfolio Managers
Stanley Kraska and Keith Pauley

Some important positive contributors to the Fund’s performance for the year were an overweight in the health care sector which outperformed, and an overweight in Home Properties, an apartment company which outperformed. The underperformance of the higher-yielding REITs was the principal negative factor in the Fund’s relative performance as compared with the benchmark.

At year end, the Fund’s portfolio remained well diversified by number of securities and by property sector weighting, with the largest property sector weightings in the office/industrial, apartments, and regional malls sectors.

Institutional and individual investors alike are increasing their allocations to public real estate companies, with an increasing number of international investors coming into the US market through global securities programs. We expect continued demand for the current income and diversification these investments offer as more investors approach retirement.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice

A Team Approach

Seligman LaSalle Monthly Dividend Real Estate Fund is managed by Stanley Kraska and Keith Pauley of LaSalle Securities. They and their investment team seek to provide a high level of current income and, secondly, capital appreciation by investing in US equity real estate securities.

Performance Overview

This section of the report is intended to help you understand the performance of Seligman LaSalle Monthly Dividend Real Estate Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month end will be made available at www.seligman.com1 by the seventh business day following that month end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

J. & W. Seligman & Co. Incorporated (the “Manager”) has contractually undertaken to waive its management fee and/or reimburse the Fund’s “Other Expenses” (i.e. those other than the management fees, 12b-1 fees, and extraordinary expenses) to the extent that they exceed 0.45% per annum of the Fund’s average daily net assets. Such an undertaking will remain in effect until at least April 30, 2007. Substantially similar arrangements have been in place since the Fund’s inception. Absent such waivers/reimbursements, the Fund’s returns would have been lower.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Class I shares have no sales charges, and returns are calculated accordingly.

The chart on page 5 compares a $10,000 hypothetical investment made in Seligman LaSalle Monthly Dividend Real Estate Fund, with and without the initial 4.75% maximum sales charge for Class A shares; with 3% CDSC for Class B shares; with and without the 1% maximum initial sales charge for Class C shares; and without the 1% CDSC for Class D and Class R shares, and assumes the investment of dividends and capital gain distributions, if any, from commencement of operations at the close of business on July 16, 2003 through December 31, 2006, with $10,000 investments in the FTSE-NAREIT Equity REIT Index (NAREIT Index) and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) for the same period. The performance of Seligman LaSalle Monthly Dividend Real Estate Fund Class I shares, which commenced on November 24, 2003, and of Class A, Class B, Class D and Class R shares for other periods, with and without applicable sales charges and CDSCs, is not shown in this chart but is included in the table on page 5. The performance of Class I shares will differ from the performance shown for Class A, Class B, Class C, Class D and Class R shares, based on the differences in sales charges and fees paid by shareholders. The NAREIT and the S&P 500 Indices exclude the effect of taxes, fees and sales charges.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Seligman LaSalle Real Estate Fund Series’ prospectuses or statement of additional information.

Performance Overview

Investment Results
Total Returns
For Periods Ended December 31, 2006

		Average Annual
	Six Months*	One Year	Class A, B, C, D and R Since Inception 7/16/03	Class I Since Inception 11/24/03
Class A
With Sales Charge	9.83%	24.73%	20.22%	n/a
Without Sales Charge	15.28	30.90	21.94	n/a
Class B
With CDSC†	9.87	24.97	20.52	n/a
Without CDSC	14.87	29.97	21.07	n/a
Class C
With Sales Charge and CDSC††	12.59	27.52	20.69	n/a
Without Sales Charge and CDSC	14.76	29.84	21.03	n/a
Class D
With 1% CDSC	13.87	28.97	n/a	n/a
Without CDSC	14.87	29.97	21.07	n/a
Class I	15.41	31.34	n/a	21.53%
Class R
With 1% CDSC	14.14	29.73	n/a	n/a
Without CDSC	15.14	30.73	21.66	n/a
Benchmarks**
Lipper Real Estate Funds Average	19.23	34.06	27.18	26.60
FTSE-NAREIT Equity REIT Index	19.61	35.06	27.52	26.96
S&P 500 Index	12.73	15.78	12.83	12.11

See footnotes on page 6.

Performance Overview

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
12/31/06	$9.87	$9.86	$9.85	$9.86	$9.88	$9.87
6/30/06	9.68	9.67	9.67	9.67	9.69	9.68
12/31/05	8.70	8.69	8.69	8.69	8.70	8.69

*	Returns for periods less than one year are not annualized.

**	The Lipper Real Estate Funds Average (Lipper Average), the FTSE-NAREIT Equity REIT Index (NAREIT Index) and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average is an average of all funds that invest at least 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The NAREIT Index is a commonly used index measuring the performance of all publicly-traded real estate trusts that are equity REITs, as determined by the National Association of Real Estate Investment Trusts. The S&P 500 Index measures the performance of 500 of the largest US public companies based on market capitalization. The Lipper Average excludes the effect of taxes and sales charges. The NAREIT and the S&P 500 Indices exclude the effect of taxes, fees and sales charges. An investor cannot invest directly in an average or an index.

†	The CDSC is 5% if you sell your shares within one year of purchase and 3% for the period since inception.

††	The CDSC is 1% if you sell your shares within 18 months of purchase.

Portfolio Overview

Diversification of Net Assets
 December 31, 2006

				Percent of Net Assets December 31,
	Issues	Cost	Value	2006	2005
Common Stocks:
Apartments	5	$12,351,194	$16,208,141	15.7	14.1
Commercial Finance	1	1,146,205	1,370,876	1.3	1.3
Diversified	4	7,698,256	8,628,035	8.4	8.5
Freestanding	—	—	—	—	0.8
Health Care	5	7,159,587	9,027,003	8.8	9.3
Industrial	2	2,484,002	3,045,902	2.9	3.1
Lodging/Resorts	6	6,500,089	7,396,510	7.2	7.1
Manufactured Homes	1	2,126,402	2,045,314	2.0	2.4
Office	7	15,874,961	20,624,633	20.0	21.8
Office/Industrial	2	4,537,970	5,348,961	5.2	3.8
Regional Malls	4	10,667,110	12,666,705	12.3	12.1
Self Storage	2	3,752,417	4,533,691	4.4	4.8
Shopping Centers	2	7,742,097	8,187,703	7.9	9.2
Specialty	1	1,345,925	1,873,820	1.8	—
	42	83,386,215	100,957,294	97.9	98.3
Short-Term Holdings and Other Assets Less Liabilities	2	2,136,785	2,136,785	2.1	1.7
Net Assets	44	$85,523,000	$103,094,079	100.0	100.0

Largest Portfolio Holdings†
December 31, 2006

Security	Value	Percent of Net Assets
Home Properties	$5,491,128	5.3
New Plan Excel Realty Trust	5,216,638	5.1
General Growth Properties	4,810,174	4.7
Parkway Properties	4,092,124	4.0
Glimcher Realty Trust	3,949,902	3.8
Duke Realty	3,860,019	3.7
Brandywine Realty Trust	3,775,072	3.7
Highwoods Properties	3,715,111	3.6
Spirit Finance	3,523,648	3.4
Senior Housing Properties Trust	3,449,477	3.3

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

†	Excludes short-term holdings.

Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases
General Growth Properties*
Cedar Shopping Centers*
Post Properties
Liberty Property Trust*
Lexington Realty Trust*
Medical Properties Trust*
New Plan Excel Realty Trust
Equity Inns*
Eagle Hospitality Properties*
Parkway Properties
Largest Sales
Simon Properties Group
Heritage Properties Investment Trust**
Reckson Associates Realty**
Entertainment Properties Trust
Nationwide Health Properties
Hospitality Properties Trust
Archstone-Smith Trust**
Cogdell Spencer**
Extra Space Storage**
EastGroup Properties

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.

**	Position eliminated during the period.

Largest Sectors
December 31, 2006

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees (if applicable), and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2006, and held for the entire six-month period ended December 31, 2006.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 7/1/06	Annualized Expense Ratio*	Ending Account Value 12/31/06	Expenses Paid During Period** 7/1/06 to 12/31/06	Ending Account Value 12/31/06	Expenses Paid During Period** 7/1/06 to 12/31/06
Class A	$1,000.00	1.60%	$1,152.80	$8.66	$1,017.14	$8.11
Class B	1,000.00	2.35	1,148.70	12.69	1,013.36	11.89
Class C	1,000.00	2.35	1,147.60	12.69	1,013.36	11.89
Class D	1,000.00	2.35	1,148.70	12.69	1,013.36	11.89
Class I	1,000.00	1.35	1,154.10	7.31	1,018.40	6.85
Class R	1,000.00	1.85	1,151.40	10.00	1,015.88	9.37

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses and sales charges. For the period, the Manager has contractually undertaken to waive a portion of its management fee and/or reimburse certain expenses of the Fund. Absent such waivers/expense reimbursements, the expense ratios and expenses paid by a shareholder for the period would have been higher.

**	Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2006 to December 31, 2006, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

Portfolio of Investments
December 31, 2006

	Shares	Value
Common Stocks 97.9%
Apartments 15.7%
American Campus Communities	69,975	$1,992,188
BRE Properties (Class A)	32,632	2,121,733
Home Properties	92,646	5,491,128
Post Properties	71,656	3,274,679
United Dominion Realty Trust	104,700	3,328,413
		16,208,141
Commercial Finance 1.3%
Newcastle Investment	43,770	1,370,876
Diversified 8.4%
Colonial Properties Trust	29,533	1,384,507
Crescent Real Estate Equities	110,178	2,176,016
Lexington Realty Trust	68,861	1,543,864
Spirit Finance	282,570	3,523,648
		8,628,035
Health Care 8.8%
Health Care Property Investors	7,320	269,522
Healthcare Realty Trust	79,110	3,128,009
Medical Properties Trust	91,212	1,395,544
Nationwide Health Properties	25,958	784,451
Senior Housing Properties Trust	140,910	3,449,477
		9,027,003
Industrial 2.9%
EastGroup Properties	19,045	1,020,050
First Potomac Realty Trust	69,593	2,025,852
		3,045,902
Lodging/Resorts 7.2%
Eagle Hospitality Properties	106,400	976,752
Equity Inns	62,600	999,096
Highland Hospitality	133,675	1,904,869
Hospitality Properties Trust	37,431	1,779,095
Innkeepers USA Trust	23,600	365,800
Winston Hotels	103,464	1,370,898
		7,396,510
Manufactured Homes 2.0%
Sun Communities	63,205	2,045,314

See Notes to Financial Statements.

Portfolio of Investments
December 31, 2006

	Shares or Principal Amount		Value
Office 20.0%
Brandywine Realty Trust	113,536	shs.	$3,775,072
Douglas Emmett	30,521		811,553
Equity Office Properties Trust	63,574		3,062,360
Highwoods Properties	91,146		3,715,111
HRPT Properties Trust	142,116		1,755,133
Maguire Properties	85,332		3,413,280
Parkway Properties	80,222		4,092,124
			20,624,633
Office/Industrial 5.2%
Duke Realty	94,377		3,860,019
Liberty Property Trust	30,300		1,488,942
			5,348,961
Regional Malls 12.3%
CBL & Associates Properties	18,505		802,192
General Growth Properties	92,096		4,810,174
Glimcher Realty Trust	147,881		3,949,902
Simon Properties Group	30,649		3,104,437
			12,666,705
Self Storage 4.4%
Sovran Self Storage	28,095		1,609,282
U-Store-It Trust	142,307		2,924,409
			4,533,691
Shopping Centers 7.9%
Cedar Shopping Centers	186,742		2,971,065
New Plan Excel Realty Trust	189,834		5,216,638
			8,187,703
Specialty 1.8%
Entertainment Properties Trust	32,064		1,873,820

Total Common Stocks (Cost $83,386,215)			100,957,294

Short-Term Holdings 2.6%
Fixed Time Deposit 2.0%
BNP Paribas, Grand Cayman 5.15%, 1/3/2007	$2,000,000		2,000,000

Repurchase Agreement 0.6%
State Street Bank 4.35%, dated 12/29/2006, maturing 1/2/2007, in the amount of $657,318, collateralized by: $670,000 US Treasury Notes 4.5%, 2/15/2016 with a fair market value of $672,513	657,000		657,000

Total Short-Term Holdings (Cost $2,657,000)			2,657,000

Total Investments (Cost $86,043,215) 100.5%			103,614,294

Other Assets Less Liabilities (0.5)%			(520,215)

Net Assets 100.0%			$103,094,079

See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2006

Assets:
Investments, at value:
Common stocks (Cost $83,386,215)	$100,957,294
Fixed time deposit (Cost $2,000,000)	2,000,000
Repurchase agreement (Cost $657,000)	657,000
Total Investments (Cost $86,043,215)	103,614,294
Cash	35,288
Receivable for securities sold	806,717
Receivable for dividends and interest	388,265
Receivable for Capital Stock sold	357,593
Receivable from the Manager (Note 4)	19,942
Expenses prepaid to shareholder service agent	8,131
Receivable from associated companies	398
Other	15,088
Total Assets	105,245,716

Liabilities:
Payable for securities purchased	1,492,871
Payable for Capital Stock repurchased	476,954
Management fee payable	78,739
Distribution and service (12b-1) fees payable	54,300
Accrued expenses and other	48,773
Total Liabilities	2,151,637
Net Assets	$103,094,079

Composition of Net Assets:
Captial Stock, at $0.001 par value; (500,000,000 shares authorized; 10,451,279 shares outstanding):
Class A	$4,351
Class B	1,329
Class C	2,792
Class D	1,108
Class I	694
Class R	177
Additional paid-in capital	85,590,371
Accumulated net realized loss	(77,822)
Net unrealized appreciation of investments	17,571,079
Net Assets	$103,094,079

Net Asset Value Per Share:
Class A ($42,948,313 ÷ 4,350,581 shares)	$9.87
Class B ($13,104,308 ÷ 1,329,288 shares)	$9.86
Class C ($27,517,522 ÷ 2,792,380 shares)	$9.85
Class D ($10,922,447 ÷ 1,108,299 shares)	$9.86
Class I ($6,853,332 ÷ 693,540 shares)	$9.88
Class R ($1,748,157 ÷ 177,191 shares)	$9.87

See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2006

Investment Income:
Dividends	$2,616,528
Interest	42,182
Total Investment Income	2,658,710

Expenses:
Management fee	811,800
Distribution and service (12b-1) fees	585,675
Shareholder account services	275,882
Registration	88,044
Auditing and legal fees	39,523
Custody and related services	28,821
Shareholder reports and communications	17,261
Directors’ fees and expenses	6,715
Miscellaneous	12,787
Total Expenses Before Reimbursement	1,866,508
Reimbursement of expenses (Note 4)	(63,132)
Total Expenses After Reimbursement	1,803,376
Net Investment Income	855,334

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	10,090,718
Capital gain distributions from underlying investments	972,262
Net change in unrealized appreciation of investments	11,636,595
Net Gain on Investments	22,699,575
Increase in Net Assets from Operations	$23,554,909

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,
	2006	2005
Operations:
Net investment income	$855,334	$949,931
Net realized gain on investments	10,090,718	7,555,987
Capital gain distributions from investments	972,262	1,459,742
Net change in unrealized appreciation of investments	11,636,595	(5,911,934)
Increase in Net Assets from Operations	23,554,909	4,053,726

Distributions to Shareholders:
Net investment income:
Class A	(425,778)	(555,186)
Class B	(109,906)	(105,229)
Class C	(215,444)	(202,610)
Class D	(73,729)	(60,540)
Class I	(18,500)	(17,885)
Class R	(11,977)	(8,481)
	(855,334)	(949,931)
Dividends in excess of net investment income:
Class A	—	(46,915)
Class B	—	(8,892)
Class C	—	(17,121)
Class D	—	(5,116)
Class I	—	(1,511)
Class R	—	(717)
	—	(80,272)
Return of capital:
Class A	(779,729)	—
Class B	(201,271)	—
Class C	(394,526)	—
Class D	(135,014)	—
Class I	(33,881)	—
Class R	(21,931)	—
	(1,566,352)	—
Net realized short-term gain on investments:
Class A	(400,790)	(656,819)
Class B	(126,214)	(256,468)
Class C	(262,375)	(524,448)
Class D	(101,770)	(151,491)
Class I	(61,173)	(21,263)
Class R	(15,721)	(10,865)
	(968,043)	(1,621,354)

(Continued on page 15.)

Statements of Changes in Net Assets
(continued)

	Year Ended December 31,
	2006	2005
Net realized long-term gain on investments:
Class A	$(4,169,174)	$(2,811,459)
Class B	(1,312,938)	(1,082,778)
Class C	(2,729,371)	(1,906,121)
Class D	(1,058,664)	(591,070)
Class I	(636,350)	(69,219)
Class R	(163,545)	(55,127)
	(10,070,042)	(6,515,774)
Decrease in Net Assets from Distributions	(13,459,771)	(9,167,331)

Capital Share Transactions:
Net proceeds from sales of shares	21,068,879	18,440,865
Exchanged from associated funds	4,923,716	7,561,580
Investment of distributions	10,533,089	6,633,121
Total	36,525,684	32,635,566
Cost of shares repurchased	(22,200,749)	(29,102,775)
Exchanged into associated funds	(2,549,228)	(6,573,333)
Total	(24,749,977)	(35,676,108)
Increase (Decrease) in Net Assets from Capital Share Transactions	11,775,707	(3,040,542)
Increase (Decrease) in Net Assets	21,870,845	(8,154,147)

Net Assets:
Beginning of year	81,223,234	89,377,381
End of Year	$103,094,079	$81,223,234

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization — Seligman LaSalle Real Estate Fund Series, Inc. (the “Series”) consists of two separate funds: Seligman LaSalle Global Real Estate Fund and Seligman LaSalle Monthly Dividend Real Estate Fund. This report pertains to Seligman LaSalle Monthly Dividend Real Estate Fund (the “Fund”), which commenced operations on July 16, 2003.

2.	Multiple Classes of Shares — The Fund offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of Mutual Funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares primarily are sold with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Series’ Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

	a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security

Notes to Financial Statements

market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

	b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

	c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on an accrual basis. Dividends receivable are recorded on ex-dividend dates. Distributions received from the Fund’s investments are initially recorded as dividend income as reported by the issuers. Portions of these distributions will be appropriately recharacterized as capital gains or returns of capital based on reporting from the issuers received after the end of the year. The annual financial statements will reflect any such recharacterizations.

	d.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

	e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2006, distribution and service fees, shareholder account services, and registration expenses were class-specific expenses.

	f.	Distributions to Shareholders — Dividends and other distributions to shareholders are recorded on ex-dividend dates.

4.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Series and provides the necessary personnel and facilities. Compensation of all officers of the Series, all directors of the Series who are employees of the Manager, and all personnel of the Series and the Manager, is paid by the Manager. In respect of the Fund, the Manager receives a fee, calculated daily and payable monthly, equal to 0.90% per annum of the Fund’s average daily net assets. LaSalle Investment Management (Securities), L.P. (the “Subadviser”) subadvises the Fund and is responsible for furnishing investment advice, research, and assistance with respect to the Fund’s investments. Under the subadvisory agreement, the Manager pays the Subadviser 0.45% per annum of the Fund’s average daily net assets. Effective May 1, 2005, the Manager contractually agreed to waive its fees and/or reimburse the Fund’s “other expenses” (those expenses other than management fees, 12b-1 fees and extraordinary expenses) that exceed 0.45% per annum of the average daily net assets of the Fund, through at least

Notes to Financial Statements

April 30, 2007. Prior to May 1, 2005, this agreement was voluntary. The amounts of these reimbursements for the year ended December 31, 2006 are disclosed in the Statement of Operations.

For the year ended December 31, 2006, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $15,999 from sales of Class A and Class C shares. Commissions of $120,713 and $6,988 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2006, fees incurred under the Plan aggregated $97,760, or 0.25% per annum of average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the year ended December 31, 2006, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class C, and Class D shares, amounted to $132,046, $259,950, and $89,837. Fees incurred in respect of Class R shares were $6,082, equivalent to 0.50% per annum of Class R shares’ average daily net assets.

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service fees pursuant to the Plan. For the year ended December 31, 2006, the Distributor and Seligman Services, Inc. received distribution and service fees of $3,249.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the year ended December 31, 2006, such charges amounted to $8,035. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the year ended December 31, 2006, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $275,882 for shareholder account services in accordance with a methodology approved by the Series’ directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2009. The obligation

Notes to Financial Statements

of the Series to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of December 31, 2006, the Series’ potential obligation under the Guaranties is $22,300. As of December 31, 2006, no event has occurred which would result in the Series becoming liable to make any payment under the Guaranties. The Fund would bear a portion of any payments made by the Series under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Series has adopted a compensation agreement under which independent directors may elect to defer receiving their fees. Such directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. As of December 31, 2006, no directors were participating in the compensation agreement.

5.	Committed Line of Credit — The Series, on behalf of the Fund, is a participant in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2007, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2006, the Fund did not borrow from the credit facility.

6.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2006, aggregated $43,578,435 and $42,928,799, respectively.

7.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2006, the cost of investments for federal income tax purposes was $86,121,037. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $77,822.

Notes to Financial Statements

The tax basis components of accumulated earnings at December 31, 2006 are as follows:

Gross unrealized appreciation of portfolio securities	$17,623,218
Gross unrealized depreciation of portfolio securities	(129,961)
Net unrealized appreciation of portfolio securities	17,493,257
Total accumulated earnings	$17,493,257

The tax characterization of distributions paid during the years ended December 31, 2006 and 2005 are as described below. The difference between the reporting of distributions for financial reporting purposes compared to federal income tax purposes is primarily due to capital gain distributions reported to the Fund by the underlying REIT investments after the end of the year.

	2006	2005
Ordinary income (including short-term capital gain)	$1,823,377	$2,651,557
Return of capital	1,566,352	—
Long-term capital gain	10,070,042	6,515,774
Total	$13,459,771	$9,167,331

8.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:
	Year Ended December 31,
	2006		2005
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	779,153	$7,665,060	927,959	$8,308,846
Exchanged from associated funds	237,815	2,346,636	545,815	4,847,616
Investment of distributions	421,682	4,159,448	314,282	2,766,351
Converted from Class B*	84,015	817,697	43,855	396,587
Total	1,522,665	14,988,841	1,831,911	16,319,400
Cost of shares repurchased	(1,129,652)	(11,082,730)	(1,208,247)	(10,953,870)
Exchanged into associated funds	(137,740)	(1,307,732)	(244,267)	(2,232,930)
Total	(1,267,392)	(12,390,462)	(1,452,514)	(13,186,800)
Increase	255,273	$2,598,379	379,397	$3,132,600

Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	67,430	$680,745	174,011	$1,547,659
Exchanged from associated funds	107,293	1,079,644	191,712	1,730,632
Investment of distributions	137,662	1,357,682	122,492	1,074,220
Total	312,385	3,118,071	488,215	4,352,511
Cost of shares repurchased	(321,283)	(3,161,390)	(293,670)	(2,662,707)
Exchanged into associated funds	(91,901)	(862,183)	(123,800)	(1,091,423)
Converted to Class A*	(84,122)	(817,697)	(43,895)	(396,587)
Total	(497,306)	(4,841,270)	(461,365)	(4,150,717)
Increase (decrease)	(184,921)	$(1,723,199)	26,850	$201,794

*	Automatic conversion of Class B to Class A shares approximately eight years after the initial purchase date.

Notes to Financial Statements

	Year Ended December 31,
	2006		2005
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	242,847	$2,419,153	532,774	$4,816,971
Exchanged from associated funds	68,172	678,555	62,949	576,227
Investment of distributions	298,395	2,940,133	228,236	2,003,906
Total	609,414	6,037,841	823,959	7,397,104
Cost of shares repurchased	(506,485)	(5,000,143)	(1,217,612)	(10,915,501)
Exchanged into associated funds	(13,726)	(132,240)	(352,225)	(3,040,720)
Total	(520,211)	(5,132,383)	(1,569,837)	(13,956,221)
Increase (decrease)	89,203	$905,458	(745,878)	$(6,559,117)

Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	304,950	$2,972,717	266,013	$2,372,372
Exchanged from associated funds	82,363	818,881	43,735	407,105
Investment of distributions	115,604	1,146,496	69,020	604,023
Total	502,917	4,938,094	378,768	3,383,500
Cost of shares repurchased	(216,528)	(2,092,122)	(398,943)	(3,559,719)
Exchanged into associated funds	(23,687)	(228,646)	(23,528)	(208,260)
Total	(240,215)	(2,320,768)	(422,471)	(3,767,979)
Increase (decrease)	262,702	$2,617,326	(43,703)	$(384,479)

Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	573,827	$6,296,785	42,653	$385,226
Investment of distributions	72,616	718,436	12,427	109,880
Total	646,443	7,015,221	55,080	495,106
Cost of shares repurchased	(52,235)	(529,668)	(71,863)	(659,927)
Increase (decrease)	594,208	$6,485,553	(16,783)	$(164,821)

Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	104,233	$1,034,419	115,026	$1,009,791
Investment of distributions	21,211	210,894	8,522	74,741
Total	125,444	1,245,313	123,548	1,084,532
Cost of shares repurchased	(33,907)	(334,696)	(38,445)	(351,051)
Exchanged into associated funds	(1,784)	(18,427)	—	—
Total	(35,691)	(353,123)	—	—
Increase	89,753	$892,190	85,103	$733,481

Notes to Financial Statements

9.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman LaSalle Monthly Dividend Real Estate Fund).

Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, the Distributor, and Seligman Data Corp. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs

Notes to Financial Statements

(collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

10.	Recently Issued Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions, if any, should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and, in accordance with recent SEC guidance, can be implemented within the first required statement reporting period. Accordingly, the Series will incorporate the effects, if any, of FIN 48 in its semi-annual report for the six months ended June 30, 2007. The Series is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Series is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Series’ financial statements.

Financial Highlights

The tables below are intended to help you understand each class’s financial performance from its inception. Certain information reflects financial results for a single share of a class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned or lost on an investment in each class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A
	Year Ended December 31,
	2006	2005	2004	7/16/03* to 12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$8.70	$9.26	$8.04	$7.14
Income from Investment Operations:
Net investment income	0.11	0.14	0.21	0.10
Net realized and unrealized gain on investments	2.53	0.33	1.71	0.98
Total from Investment Operations	2.64	0.47	1.92	1.08
Less Distributions:
Distributions from net investment income	(0.11)	(0.14)	(0.21)	(0.09)
Distributions in excess of net investment income	—	(0.02)	(0.13)	(0.07)
Return of capital	(0.20)	—	(0.05)	—
Distributions from net realized capital gain	(1.16)	(0.87)	(0.31)	(0.02)
Total Distributions	(1.47)	(1.03)	(0.70)	(0.18)
Net Asset Value, End of Period	$9.87	$8.70	$9.26	$8.04

Total Return	30.90%	5.34%	24.95%	15.36%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$42,948	$35,619	$34,401	$15,348
Ratio of expenses to average net assets	1.60%	1.60%	1.60%	1.59%†
Ratio of net investment income to average net assets	1.09%	1.51%	2.43%	2.86%†
Portfolio turnover rate	47.78%	41.09%	29.03%	19.40%
Without expense reimbursement:ø
Ratio of expenses to average net assets	1.67%	1.78%	1.79%	2.96%†
Ratio of net investment income to average net assets	1.02%	1.33%	2.23%	1.50%†

See footnotes on page 29.

Financial Highlights

CLASS B
	Year Ended December 31,
	2006	2005	2004	7/16/03* to 12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$8.69	$9.25	$8.04	$7.14
Income from Investment Operations:
Net investment income	0.08	0.07	0.14	0.07
Net realized and unrealized gain on investments	2.49	0.34	1.71	0.99
Total from Investment Operations	2.57	0.41	1.85	1.06
Less Distributions:
Distributions from net investment income	(0.08)	(0.07)	(0.14)	(0.07)
Distributions in excess of net investment income	—	(0.03)	(0.15)	(0.07)
Return of capital	(0.16)	—	(0.04)	—
Distributions from net realized capital gain	(1.16)	(0.87)	(0.31)	(0.02)
Total Distributions	(1.40)	(0.97)	(0.64)	(0.16)
Net Asset Value, End of Period	$9.86	$8.69	$9.25	$8.04

Total Return	29.97%	4.58%	24.01%	15.02%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$13,104	$13,156	$13,759	$6,432
Ratio of expenses to average net assets	2.35%	2.35%	2.35%	2.34%†
Ratio of net investment income to average net assets	0.83%	0.76%	1.68%	2.11%†
Portfolio turnover rate	47.78%	41.09%	29.03%	19.40%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.42%	2.53%	2.54%	3.72%†
Ratio of net investment income to average net assets	0.76%	0.58%	1.48%	0.75%†

See footnotes on page 29.

Financial Highlights

CLASS C
	Year Ended December 31,
	2006	2005	2004	7/16/03* to 12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$8.69	$9.25	$8.04	$7.14
Income from Investment Operations:
Net investment income	0.08	0.07	0.14	0.07
Net realized and unrealized gain on investments	2.48	0.34	1.71	0.99
Total from Investment Operations	2.56	0.41	1.85	1.06
Less Distributions:
Distributions from net investment income	(0.08)	(0.07)	(0.14)	(0.07)
Distributions in excess of net investment income	—	(0.03)	(0.15)	(0.07)
Return of capital	(0.16)	—	(0.04)	—
Distributions from net realized capital gain	(1.16)	(0.87)	(0.31)	(0.02)
Total Distributions	(1.40)	(0.97)	(0.64)	(0.16)
Net Asset Value, End of Period	$9.85	$8.69	$9.25	$8.04

Total Return	29.84%	4.58%	24.02%	15.02%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$27,518	$23,478	$31,894	$15,916
Ratio of expenses to average net assets	2.35%	2.35%	2.35%	2.34%†
Ratio of net investment income to average net assets	0.83%	0.76%	1.68%	2.11%†
Portfolio turnover rate	47.78%	41.09%	29.03%	19.40%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.42%	2.53%	2.54%	3.72%†
Ratio of net investment income to average net assets	0.76%	0.58%	1.48%	0.75%†

See footnotes on page 29.

Financial Highlights

CLASS D
	Year Ended December 31,
	2006	2005	2004	7/16/03* to 12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$8.69	$9.25	$8.04	$7.14
Income from Investment Operations:
Net investment income	0.08	0.07	0.14	0.07
Net realized and unrealized gain on investments	2.49	0.34	1.71	0.99
Total from Investment Operations	2.57	0.41	1.85	1.06
Less Distributions:
Distributions from net investment income	(0.08)	(0.07)	(0.14)	(0.07)
Distributions in excess of net investment income	—	(0.03)	(0.15)	(0.07)
Return of capital	(0.16)	—	(0.04)	—
Distributions from net realized capital gain	(1.16)	(0.87)	(0.31)	(0.02)
Total Distributions	(1.40)	(0.97)	(0.64)	(0.16)
Net Asset Value, End of Period	$9.86	$8.69	$9.25	$8.04

Total Return	29.97%	4.58%	24.01%	15.02%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$10,922	$7,345	$8,224	$3,329
Ratio of expenses to average net assets	2.35%	2.35%	2.35%	2.34%†
Ratio of net investment income to average net assets	0.82%	0.76%	1.68%	2.11%†
Portfolio turnover rate	47.78%	41.09%	29.03%	19.40%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.42%	2.53%	2.54%	3.71%†
Ratio of net investment income to average net assets	0.75%	0.58%	1.48%	0.75%†

See footnotes on page 29.

Financial Highlights

CLASS I
	Year Ended December 31,
	2006	2005	2004	11/24/03** to 12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$8.70	$9.28	$8.04	$7.61
Income from Investment Operations:
Net investment income	0.12	0.16	0.15	0.03
Net realized and unrealized gain on investments	2.55	0.33	1.79	0.45
Total from Investment Operations	2.67	0.49	1.94	0.48
Less Distributions:
Distributions from net investment income	(0.12)	(0.16)	(0.15)	(0.02)
Distributions in excess of net investment income	—	(0.04)	(0.19)	(0.01)
Return of capital	(0.21)	—	(0.05)	—
Distributions from net realized capital gain	(1.16)	(0.87)	(0.31)	(0.02)
Total Distributions	(1.49)	(1.07)	(0.70)	(0.05)
Net Asset Value, End of Period	$9.88	$8.70	$9.28	$8.04

Total Return	31.34%	5.55%	25.21%	5.49%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$6,853	$865	$1,077	$315
Ratio of expenses to average net assets	1.33%	1.35%	1.35%	0.94	%†
Ratio of net investment income to average net assets	1.17%	1.76%	2.67%	3.42	%†
Portfolio turnover rate	47.78%	41.09%	29.03%	19.40	%#
Without expense reimbursement:ø
Ratio of expenses to average net assets		1.68%	2.05%	2.45	%†
Ratio of net investment income to average net assets		1.43%	1.97%	1.91	%†

See footnotes on page 29.

Financial Highlights

CLASS R
	Year Ended December 31,
	2006	2005	2004	7/16/03* to 12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$8.69	$9.25	$8.04	$7.14
Income from Investment Operations:
Net investment income	0.10	0.11	0.18	0.09
Net realized and unrealized gain on investments	2.53	0.34	1.71	0.99
Total from Investment Operations	2.63	0.45	1.89	1.08
Less Distributions:
Distributions from net investment income	(0.10)	(0.11)	(0.18)	(0.08)
Distributions in excess of net investment income	—	(0.03)	(0.14)	(0.08)
Return of capital	(0.19)	—	(0.05)	—
Distributions from net realized capital gain	(1.16)	(0.87)	(0.31)	(0.02)
Total Distributions	(1.45)	(1.01)	(0.68)	(0.18)
Net Asset Value, End of Period	$9.87	$8.69	$9.25	$8.04

Total Return	30.73%	5.08%	24.55%	15.24%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,748	$760	$22	$12
Ratio of expenses to average net assets	1.85%	1.85%	1.85%	1.84%†
Ratio of net investment income to average net assets	0.98%	1.26%	2.17%	2.61%†
Portfolio turnover rate	47.78%	41.09%	29.03%	19.40%
Without expense reimbursement:ø
Ratio of expenses to average net assets	1.92%	2.03%	2.05%	3.21%†
Ratio of net investment income to average net assets	0.91%	1.08%	1.97%	1.25%†

*	Commencement of operations.

**	Commencement of offering of shares.

†	Annualized.

ø	The Manager has waived a portion of its management fee and/or reimbursed certain expenses of the Fund for certain periods presented.

#	Computed at the Fund level for the period July 16, 2003 to December 31, 2003.

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,
Seligman LaSalle Monthly Dividend Real Estate Fund
of Seligman LaSalle Real Estate Fund Series, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman LaSalle Monthly Dividend Real Estate Fund (one of the funds constituting Seligman LaSalle Real Estate Fund Series, Inc.) (the “Fund”) as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman LaSalle Monthly Dividend Real Estate Fund of Seligman LaSalle Real Estate Fund Series, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 28, 2007

Required Federal Income Tax
Information  (unaudited)

For the year ended December 31, 2006, the Fund designates the following as qualified dividends to individual shareholders:

Qualified Dividends Percent
Class A	2.90%
Class B	2.90
Class C	2.90
Class D	2.90
Class I	2.90
Class R	2.91

In order for an individual to claim dividends received as qualified dividends, individual shareholders must have held their shares for more than 60 days during the 121-day period beginning 60 days before each ex-dividend date.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management and Subadvisory Agreements

The directors of Seligman LaSalle Real Estate Fund Series, Inc., of which the Fund is a separate series, unanimously approved the continuance of the Management Agreement with the Manager and the continuance of the Subadvisory Agreement between the Manager and LaSalle Investment Management (Securities), L.P. (the “Subadviser”) at a meeting held on November 15, 2006.

Prior to approval of the continuance of the Management Agreement and the Subadvisory Agreement, the directors requested and evaluated extensive materials from the Manager and the Subadviser. They reviewed the proposed continuance of the Management Agreement and Subadvisory Agreement with the Manager and the Subadviser, and with experienced counsel who advised on the legal standards for their consideration. The independent directors also discussed the proposed continuance in a private session with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Manager gained from their experience as directors and/or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s and Subadviser’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors. The directors determined that the selection of the Manager to manage the Fund, and the Subadviser to subadvise the Fund, and the overall arrangements between the Fund and the Manager as provided in the Management Agreement, and between the Manager and the Subadviser, as provided in the Subadvisory Agreement, relating to the Fund including the management and subadvisory fees, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis for the directors’ determination included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Manager under the Management Agreement and by the Subadviser under the Subadvisory Agreement. The directors considered the quality of the investment research capabilities of the Manager and the Subadviser and the other resources they have dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager and the Subadviser. At prior meetings the directors had also considered the Subadviser’s selection of brokers and dealers for portfolio transactions. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers (including the Subadviser), also were considered. The directors concluded that, overall,

Matters Relating to the Directors’
Consideration of the Continuance of the
Management and Subadvisory Agreements

they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Subadvisory Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the directors’ special counsel also addressed, among other matters: the action brought in September 2005 by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; and the action brought in September 2006 by the Attorney General against the Manager, Seligman Data Corp., the president of the Manager and Seligman Advisors, Inc. (“Seligman Advisors”) relating to market timing and also claiming that the fees charged by the Manager are excessive. The directors also noted the indication in September 2005 by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters referred to above, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability

The directors reviewed information concerning profitability of the Manager’s investment advisory and investment company activities and the Manager’s financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data for the Fund. The directors reviewed with the Manager’s chief financial officer, the assumptions and methods of allocation used by the Manager in preparing the profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s and Subadviser’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund, and the Subadviser’s relationship with the Fund, before taxes and distribution expenses. The directors concluded that they were satisfied that the Manager’s (and similarly, the Subadviser’s) level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors recognized that the Subadviser had benefited from soft dollar arrangements using portfolio brokerage of the Fund. The directors also considered that a broker-dealer affiliate of the Manager may receive 12b-1 fees from the Fund in respect of shares held in certain accounts, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The directors further recognized that the Manager’s and Subadviser’s profitability would be somewhat lower without these benefits. The directors noted that the Manager and Subadviser may derive reputational and other benefits from its association with the Fund. The directors concluded

Matters Relating to the Directors’
Consideration of the Continuance of the
Management and Subadvisory Agreements

that the fall-out benefits realized by the Manager and Subadviser from their relationship with the Fund were appropriate.

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed performance information for the Fund covering a wide range of periods, including the first nine months of 2006, the preceding two calendar years and annualized one- and three-year rolling periods ended September 30, 2006.

The directors reviewed information showing performance of the Fund compared to other funds in the Lipper Real Estate Fund Average, the FTSE-NAREIT Equity REIT Index, the S&P 500 Index and to a group of competitor funds selected by the Manager. The directors also reviewed information about the portfolio turnover rate of the Fund compared to other investment companies with similar investment objectives. The directors noted that the Fund’s results were below its benchmarks other than the S&P 500 Index for 2004 and 2005, but had shown improvement in the most recent period. For the first nine months of 2006, the Fund’s results were above each of its benchmarks, other than the FTSE-NAREIT Equity REIT Index, which the Fund only slightly trailed. The Manager explained that the Fund’s investment objective of seeking a high level of current income differs from that of the other funds in the Lipper average, many of which have an objective of total return, and that the FTSE-NAREIT Equity Index also measured total return. The directors recognized that the Lipper and FTSE- NAREIT comparisons were of limited utility because of this difference and noted that the Fund had substantial and positive absolute performance over the periods presented. The Manager explained that the funds in the competitor average had an income objective more similar to the Fund’s. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results were satisfactory.

Management Fee and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager and the subadvisory fee rate paid to the Subadviser. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The directors also reviewed data provided by the Subadviser comparing the subadvisory fee rate in the Subadvisory Agreement with the rates it earns from advising other non-fund accounts. The directors noted that the subadvisory fee rate paid under the Subadvisory Agreement generally fell within the range paid by the other clients.

The directors compared the Fund’s management fee rate to the rate paid by the funds in its Lipper category (the “peer group”). The information showed that the Fund’s current effective management fee rate was somewhat higher than both the average and the median for the peer group.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. In considering the expense ratio of the Fund, the directors noted that it has elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost. SDC provides services exclusively to the Seligman Group of Funds, and the

Matters Relating to the Directors’
Consideration of the Continuance of the
Management and Subadvisory Agreements

directors believed that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors also noted that the Fund’s expense ratio was within the range for funds in the peer group but somewhat higher than the peer group median and average. The directors also noted that the Manager had undertaken to reimburse certain of the Fund’s expenses to the extent they exceed a specified level of average daily net assets, and that the effect of this undertaking was reflected in the expense ratio information they reviewed. The directors recognized that, without this reimbursement, the Fund’s expenses would be significantly higher. The Manager explained to the directors that the high expenses were partly attributable to the Fund’s relatively small size. The directors were satisfied that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the management fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment adviser as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund specific services provided by the Manager or the Subadviser. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the absence of breakpoints in the Fund’s fee rate schedule was acceptable.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman LaSalle Real Estate Fund Series, Inc. is set
forth below.

Independent Directors

Name, (Age), Position(s) held with Seriesø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
John R. Galvin (77)[1,3] • Director: 2003 to Date • Oversees 61 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, he was a Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

John F. Maher (63)[1,3] • Director: December 2006 to Date** • Oversees 57 Portfolios in Fund Complex
Retired President and Chief Executive Officer of Great Western Financial Corporation and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds†(with the exception of Seligman Cash Management Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Inc., and Seligman Quality Municipal Fund, Inc.).

Frank A. McPherson (73)[2,3] • Director: 2003 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products) and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (64)[1,3] • Director: 2003 to Date • Oversees 61 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

See footnotes on page 38.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Seriesø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Leroy C. Richie (65)[1,3] • Director: 2003 to Date • Oversees 60 Portfolios in Fund Complex
Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (74)[2,3] • Director: 2003 to Date • Oversees 61 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (71)[1,3] • Director: 2003 to Date • Oversees 61 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

Interested Directors and Principal Officers

William C. Morris* (68) • Director and Chairman of the Board: 2003 to Date • Oversees 61 Portfolios in Fund Complex
Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

See footnotes on page 38.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Seriesø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Brian T. Zino* (54) • Director, President, Chief Executive Officer: 2003 to Date • Oversees 60 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and, with the exception of Seligman Cash Management Fund, Inc., Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; and Chairman, Seligman Data Corp. Formerly, Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.

Eleanor T.M. Hoagland (55) • Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†.
Thomas G. Rose (49) • Vice President: 2003 to Date
Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel (50) • Vice President and Treasurer: 2003 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer, Seligman Data Corp.

Frank J. Nasta (42) • Secretary: 2003 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

**	Mr. Maher was appointed to the Board on December 18, 2006.

Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

[This Page Intentionally Left Blank]

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This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman LaSalle Monthly Dividend Real Estate Fund, which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing or sending money.

REMD2 12/06

Seligman
LaSalle Global Real Estate Fund

Annual Report
December 31, 2006

Seeking Total Return
Through a Combination
of Capital Appreciation
and Current Income

J. & W. Seligman & Co.
Incorporated
Established 1864
100 Park Avenue, New York, NY 10017

To The Shareholders

We are pleased to present the first annual shareholder report for Seligman LaSalle Global Real Estate Fund. This report contains the Fund’s audited financial statements as of December 31, 2006. The Fund commenced operations on December 29, 2006. From this date through December 31, 2006, the Fund had no performance.

Thank you for your support of Seligman LaSalle Global Real Estate Fund. We look forward to providing you with the investment experience, insight, and solutions you need to help you seek your financial goals for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 27, 2007

1

Understanding and Comparing Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

Actual Expenses

The table below provides information about actual expenses and actual account values based on an initial investment of $1,000 invested at the beginning of December 29, 2006 and held for the entire period ended December 31, 2006. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. This table is based on a hypothetical investment of $1,000 invested at the beginning of July 1, 2006 and held for the entire period ended December 31, 2006. (As stated above, the Fund commenced operations on December 29, 2006, but through December 31, 2006 had no performance.) The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical

	Initial Investment Amount	Annualized Expense Ratio††	Ending Account Value 12/31/06	Expenses Paid During Period* 12/29/06† to 12/31/06	Ending Account Value 12/31/06	Expenses Paid During Period** 7/1/06 to 12/31/06

Class A	$1,000.00	1.64%	$1,000.00	$0.13	$1,016.94	$8.34

Class C	1,000.00	2.39	1,000,00	0.20	1,013.16	12.13

Class D	1,000.00	2.39	1,000.00	0.20	1,013.16	12.13

Class I	1,000.00	1.12	1,000.00	0.09	1,019.56	5.70

Class R	1,000.00	1.89	1,000.00	0.16	1,015.68	9.60

†	Commencement of operations.

††

Expenses of Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Seligman LaSalle Real Estate Fund Series’ prospectuses for a description of each share class and its fees, expenses and sales charges. J. & W. Seligman & Co. Incorporated (the “Manager”), has contractually undertaken to reimburse a portion of the Fund’s expenses, other than management, 12b-1 fees, interest on borrowings and extraordinary expenses. Absent such reimbursement, the expense ratios and expenses paid for the period would have been higher.

*

Expenses are equal to the Fund’s annualized expense ratio based on actual expenses for the period December 29, 2006 to December 31, 2006, multiplied by the average account value over the period, multiplied by 3/365 (number of days in the period).

**	Expenses equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

2

Statement of Assets and Liabilities
December 31, 2006

Assets:

Cash	$117,810

Receivable for Capital Stock sold	1,200,234

Deferred offering expenses (Note 3)	121,860

Receivable from the Manager (Note 4)	6,750

Total Assets	1,446,654

Liabilities:

Payable to the Manager	122,952

Distribution and service (12b-1) fees payable	20

Accrued expenses and other	5,762

Total Liabilities	128,734

Net Assets	$1,317,920

Composition of Net Assets:

Capital Stock, at $0.001 par value; (500,000,000 shares authorized;184,600 shares outstanding)

Class A	181

Class C	1

Class D	1

Class I	1

Class R	1

Additional paid-in capital	1,317,735

Net Assets	$1,317,920

Net Asset Value Per Share:

Class A ($1,289,364 ÷ 180,600 shares)	$7.14

Class C ($7,139 ÷ 1,000 shares)	$7.14

Class D ($7,139 ÷ 1,000 shares)	$7.14

Class I ($7,139 ÷ 1,000 shares)	$7.14

Class R ($7,139 ÷ 1,000 shares)	$7.14

See Notes to Financial Statements.

3

Statement of Operations
For the Period December 29, 2006* to December 31, 2006

Investment Income	$—

Expenses:

Auditing fees	5,000

Amortization of offering expenses	1,018

Taxes	450

Shareholder account services	171

Registration	141

Management fee	74

Distribution and service (12b-1) fees	20

Total Expenses Before Reimbursement	6,874

Reimbursement from Manager (Note 4)	(6,750)

Total Expenses After Reimbursement	124

Net Investment Loss	(124)

Decrease in Net Assets from Operations	$(124)

Statement of Changes in Net Assets
For the Period December 29, 2006* to December 31, 2006

Operations:

Net investment loss	$(124)

Decrease in Net Assets from Operations	(124)

Capital Share Transactions:

Net proceeds from sales of shares — Class A (168,100 shares)	1,200,234

Increase in Net Assets from Capital Share Transactions	1,200,234

Increase in Net Assets	1,200,110

Net Assets:

Beginning of period	117,810

End of Period	$1,317,920

* Commencement of operations.

See Notes to Financial Statements.

4

Notes to Financial Statements

1.

Organization — Seligman LaSalle Real Estate Fund Series, Inc. (the “Series”) consists of two separate funds: Seligman LaSalle Global Real Estate Fund and Seligman LaSalle Monthly Dividend Real Estate Fund. This report pertains to Seligman LaSalle Global Real Estate Fund (the “Fund”), which commenced operations on December 29, 2006, and had no operations prior to that date other than those relating to organizational matters and the sale and issuance to Seligman Advisors, Inc. (the “Distributor”) of 12,500 Class A shares of Capital Stock for $89,250 and 1,000 shares for each of Class C, Class D, Class I and Class R shares, each at a cost of $7,140 on December 27, 2006.

2.

Multiple Classes of Shares — The Fund offers five classes of shares. Certain of these shares are offered only to certain types of investors. Class B shares have been authorized by the Board of Directors but are not currently offered.

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of Mutual Funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class C shares primarily are sold with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Series’ prospectus. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares of the Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

	a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security

5

Notes to Financial Statements

market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.

Federal Taxes — There is no provision for federal income tax. The Fund will elect to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.

Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the period ended December 31, 2006, distribution and service (12b-1) fees, shareholder account services, and registration expenses were class-specific expenses.

d.

Deferred Offering Expenses — Deferred offering expenses, which include registration expenses and legal fees, are being amortized on a straight-line basis over a 12-month period beginning with commencement of operations of the Fund. Certain of the costs that were initially paid by the Manager will be repaid by the Fund. Organization expenses in the amount of $11,145 were paid by the Manager.

4.

Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Series and provides the necessary personnel and facilities. Compensation of all officers of the Series, all directors of the Series who are employees of the Manager, and all personnel of the Series and the Manager, is paid by the Manager. In respect of the Fund, the Manager receives a fee, calculated daily and payable monthly, equal to 0.98% per annum of the Fund’s average daily net assets. LaSalle Investment Management (Securities), L.P. and LaSalle Investment Management Securities B.V. (the “Subadvisers”) subadvise the Fund and are responsible for furnishing investment advice, research, and assistance with respect to the Fund’s investments. Under the sub-advisory agreement, the Manager pays the Subadvisers 0.49% per annum of the Fund’s average daily net assets. Effective December 29, 2006, the Manager has contractually undertaken to waive its fees and/or reimburse the Fund’s “other expenses” (those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses) that exceed 0.41% per annum of the average daily net assets for Class A, Class C, Class D and Class R; and 0.14% per annum of the average daily net assets for Class I. This undertaking will remain in effect at least until April 30, 2008. The amount of reimbursement for the period ended December 31, 2006 is disclosed in the Statement of Operations.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to the distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the period ended December 31, 2006, fees incurred under the Plan aggregated $18, or 0.25% per annum of average daily net assets of Class A shares.

6

Notes to Financial Statements

Under the Plan, with respect to Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the period ended December 31, 2006, fees incurred under the Plan aggregated $2, equivalent to 1% per annum of the average daily net assets of Class C and Class D, and 0.50% per annum of the average daily net assets of Class R shares.

For the period ended December 31, 2006, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $171 for shareholder account services in accordance with a methodology approved by the Series’ directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2009. The obligation of the Series to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2006, the Series’ potential obligation under the Guaranties is $22,300. As of December 31, 2006, no event has occurred which would result in the Series becoming liable to make any payment under the Guaranties. The Fund would bear a portion of any payments made by the Series under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Series are officers or directors of the Manager, the Distributor, and/or Seligman Data Corp.

5.

Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that

7

Notes to Financial Statements

permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was a Fund of Seligman LaSalle Real Estate Fund Series).

Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, the Distributor, and Seligman Data Corp. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from

8

Notes to Financial Statements

the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

6.

Recently Issued Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions, if any, should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and, in accordance with recent SEC guidance, can be implemented within the first required financial statement reporting period. Accordingly, the Series will incorporate the effects, if any, of FIN 48 in its semi-annual report for the six months ended June 30, 2007. The Series is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Series is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Series’ financial statements.

9

Financial Highlights

The table below is intended to help you understand the financial performance each Class of the Fund from its inception. Certain information reflects financial results for a single share of a Class that was held throughout the period shown. Per share amounts are calculated using average shares outstanding during the period. “Total Return” shows the rate that you would have earned on an investment in each Class. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

	December 29, 2006* to December 31, 2006

	Class A		Class C		Class D		Class I		Class R

Per Share Data:

Net Asset Value, Beginning of Period	$7.14		$7.14		$7.14		$7.14		$7.14

Income from Investment Operations:

Net investment loss	—	**	—	**	—	**	—	**	—	**

Net realized and unrealized gain on investments	—		—		—		—		—

Total from Investment Operations	—	**	—	**	—	**	—	**	—	**

Net Asset Value, End of Period	$7.14		$7.14		$7.14		$7.14		$7.14

Total Return	0%		0%		0%		0%		0%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$1,289		$7		$7		$7		$7

Ratio of expenses to average net assets	1.64	%†	2.39	%†	2.39	%†	1.12	%†	1.89	%†

Ratio of net investment loss to average net assets	(1.64	)%†	(2.39	)%†	(2.39	)%†	(1.12	)%†	(1.89	)%†

Portfolio turnover rate	—		—		—		—		—

Without expense reimbursement:††

Ratio of expenses to average net assets	90.03	%†	90.78	%†	90.78	%†	227.72	%†	90.28	%†

Ratio of net investment loss to average net assets	(90.03	)%†	(90.78	)%†	(90.78	)%†	(227.72	)%†	(90.28	)%†

*	Commencement of operations.

**	Less than + or - $0.01 per share.

†	Annualized.

††

The Manager reimburses certain expenses of the Fund. The ratios of expenses and net investment loss to average net assets without expense reimbursement are annualized ratios based upon only three days of operations and are not representative of what such ratios would be if the Fund had operated for a longer period of time.

See Notes to Financial Statements.

10

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Seligman LaSalle Global Real Estate Fund of
Seligman LaSalle Real Estate Fund Series, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman LaSalle Global Real Estate Fund, one of the funds constituting Seligman LaSalle Real Estate Fund Series, Inc. (the “Fund”), as of December 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from December 29, 2006 (commencement of operations) through December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman LaSalle Global Real Estate Fund of Seligman LaSalle Real Estate Fund Series, Inc. as of December 31, 2006, the results of its operations, the changes in its net assets, and the financial highlights for the period from December 29, 2006 (commencement of operations) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 28, 2007

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Directors and Officers

Information pertaining to the Directors and Officers of Seligman LaSalle Real Estate Fund Series, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s) held with the Seriesø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

John R. Galvin (77)[1,3] • Director: 2003 to Date • Oversees 61 Portfolios in Fund Complex

Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, he was a Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

John F. Maher (63)[1,3] • Director: December 2006 to Date** • Oversees 57 Portfolios in Fund Complex

Retired President and Chief Executive Officer of Great Western Financial Corporation and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Inc., and Seligman Quality Municipal Fund, Inc.).

Frank A. McPherson (73)[2,3] • Director: 2003 to Date • Oversees 61 Portfolios in Fund Complex

Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products) and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (64)[1,3] • Director: 2003 to Date • Oversees 61 Portfolios in Fund Complex

Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

See footnotes on page 14.

12

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with the Seriesø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Leroy C. Richie (65)[1,3] • Director: 2003 to Date • Oversees 60 Portfolios in Fund Complex

Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (74)[2,3] • Director: 2003 to Date • Oversees 61 Portfolios in Fund Complex

Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (71)[1,3] • Director: 2003 to Date • Oversees 61 Portfolios in Fund Complex

Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

Interested Directors and Principal Officers

William C. Morris* (68) • Director and Chairman of the Board: 2003 to Date • Oversees 61 Portfolios in Fund Complex

Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

See footnotes on page 14.

13

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with the Seriesø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Brian T. Zino* (54) • Director, President, and Chief Executive Officer: 2003 to Date • Oversees 60 Portfolios in Fund Complex

Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and, with the exception of Seligman Cash Management Fund, Inc., Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp. Formerly, Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.

Eleanor T.M. Hoagland (55) • Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†.

Thomas G. Rose (49) • Vice President: 2003 to Date

Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel (50) • Vice President and Treasurer: 2003 to Date

Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds† and Treasurer, Seligman Data Corp.

Frank J. Nasta (42) • Secretary: 2003 to Date

Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

The Series’ Statement of Additional Information (SAI) includes additional information about Series directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø

The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*

Messrs. Morris and Zino are considered “interested persons” of the Series, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

**	Mr. Maher was appointed to the Board on December 18, 2006.

Member:	1 Audit Committee

2 Director Nominating Committee

3 Board Operations Committee

14

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Series will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Series to determine how to vote proxies relating to portfolio securities as well as information regarding how the Series voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]

These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Series’ prospectuses or statement of additional information.

15

ITEM 2.	CODE OF ETHICS.

As of December 31, 2006, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$30,650	$22,050
Tax Fees	2,500	2,350
All Other Fees	—	—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2006	2005
Audit-Related Fees	$141,710	$124,560
Tax Fees	11,955	8,000
All Other Fees	—	—

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) testing of the registrant's shareholder service agent's conversion to a new record-keeping system and (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $156,165 and $134,910, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date: March 9, 2007

By:	/S/ LAWRENCE P.VOGEL Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date: March 9, 2007

SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.